Exhibit 99.1

Unaudited Pro Forma Combined Financial Statements

These unaudited pro forma combined financial statements have been prepared to reflect the acquisition of FrontStreet Hugoton LLC and Subsidiary (“FrontStreet”) by Regency Energy Partners LP (the “Partnership”).  The Partnership applied the guidance of Statement of Financial Accounting Standard No. 141, “Business Combinations.”  The pro forma adjustments, which were prepared applying the rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X, have been applied to the combined financial statements presented in accordance with Rule 3-05 of Regulation S-X.

On January 7, 2008, the Partnership acquired FrontStreet for a total consideration consisting of (1) the issuance of 4,701,034 Class E common units of the Partnership and (2) the payment of an aggregate of $11,752,000 in cash.  Because the FrontStreet acquisition is a transaction between commonly controlled entities (i.e., the buyer and the sellers were each affiliates of General Electric Capital Corporation), the Partnership will be required to account for the acquisition in a manner similar to the pooling of interest method of accounting.  Under this method of accounting, the Partnership will reflect historical balance sheet data for both the Partnership and FrontStreet instead of reflecting the fair market value of FrontStreet’s assets and liabilities.  Further, as a result of this method of accounting, certain transaction costs that would normally be capitalized will be expensed.

The balance sheet reflects the FrontStreet acquisition and the pro forma adjustments as though they occurred on September 30, 2007, while the statements of operations reflect the FrontStreet acquisition and the pro forma adjustments as though they occurred as of the beginning of the period for the statements of operations for the year ended December 31, 2006 and the nine month interim period ended September 30, 2007.

The historical financial information included in the columns entitled “Partnership” was derived from the unaudited financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2007 and audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.  The historical financial information included in the columns entitled “Pueblo” were derived from our Amended Current Reports on Form 8-K/A filed on May 10, 2007 and June 12, 2007.  The historical financial information in the columns entitled CDM were derived from our Amended Current Reports on Form 8-K/As filed on February 12, 2008.  The historical financial information included in the columns entitled “FrontStreet Hugoton,” were derived from FrontStreet’s audited consolidated financial statements included in this Current Report at Exhibit 99.2 or from FrontStreet’s unaudited consolidated financial statements included in this Current Report at Exhibit 99.3.

The unaudited pro forma combined financial statements are based on assumptions that the Partnership believes are reasonable under the circumstances and are intended for informational purposes only.  Actual results may differ from the estimates and assumptions used.  They are not necessarily indicative of the financial results that would have occurred if the FrontStreet acquisition had taken place on the dates indicated, nor are they indicative of the future consolidated results.

Regency Energy Partners LP
Unaudited Pro Forma Combined Balance Sheet
September 30, 2007
(in thousands except unit data)

	Pro Forma Partnership	FrontStreet Hugoton	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets:
Cash and cash equivalents	$58,998	$3,409	$11,752	a	$62,407
			(11,752)	b
Restricted cash	5,975	-	-		5,975
Accrued revenues and accounts receivable, net of allowance of $248	126,829	4,590	-		131,419
Related party receivables	143	-	-		143
Other current assets	11,584	182	-		11,766
Total current assets	203,529	8,181	-		211,710
					-
Property, plant and equipment:					-
Gas plants and buildings	123,356	-	-		123,356
Gathering and transmission systems	1,029,879	100,271	-		1,130,150
Other property, plant and equipment	107,502	-	-		107,502
Construction - in - progress	91,295	29,406	-		120,701
Total property, plant and equipment	1,352,032	129,677	-		1,481,709
Less accumulated depreciation	(91,199)	(34,988)	-		(126,187)
Property, plant and equipment, net	1,260,833	94,689	-		1,355,522

Other assets:
Intangible assets, net of amortization of $7,879	78,854	-	-		78,854
Other, net of amortization on debt issuance costs of $2,348	21,981	-	-		21,981
Goodwill	306,142	-	-		306,142
Total other assets	406,977	-	-		406,977

TOTAL ASSETS	$1,871,339	$102,870	$-		$1,974,209

LIABILITIES & PARTNERS' CAPITAL OR MEMBERS' EQUITY

Current Liabilities:
Accounts payable, accrued cost of gas and accrued liabilities	$141,795	$5,486	$-		$147,281
Related party payables	17	-	-		17
Escrow payable	5,976	-	-		5,976
Accrued taxes payable	6,416	-	-		6,416
Liabilities from risk management activities	19,872	-	-		19,872
Interest payable	8,647	-	-		8,647
Other current liabilities	7,633	-	-		7,633
Total current liabilities	190,356	5,486	-		195,842

Long-term liabilities from risk management activities	7,369	-	-		7,369
Other long-term liabilities	15,687	-	-		15,687
Long-term debt	931,500	-	11,752	a	943,252

Commitments and contingencies

Partners' Capital or Members' Equity
Common units (42,096,786 units authorized and 40,494,334 units issued and
outstanding at September 30, 2007)	504,512	-	-		504,512
Subordinated units (19,103,896 units authorized, issued and outstanding
at September 30, 2007)	13,264	-	-		13,264
Class D common units (7,276,506 units authorized, issued and outstanding
at September 30, 2007)	216,869	-	-		216,869
Class E common units (4,701,034 units authorized, issued and outstanding
at September 30, 2007)	-	-	85,632	b	85,632
General partner interest	16,378	-			16,378
Members' equity	-	97,384	(97,384)	b	-
Accumulated other comprehensive loss	(24,596)	-	-		(24,596)
Total partners' capital or members' equity	726,427	97,384	(11,752)		812,059

TOTAL LIABILITIES & PARTNERS' CAPITAL OR MEMBERS' EQUITY	$1,871,339	$102,870	$-		$1,974,209

See accompanying notes to unaudited pro forma combined financial statements

Regency Energy Partners LP
Unaudited Pro Forma Combined Balance Sheet
September 30, 2007
(in thousands except unit data)

			Pro Forma		Pro Forma
	Partnership	CDM	Adjustments		Partnership
ASSETS
Current Assets:
Cash and cash equivalents	$21,304	$1,444	$473,732	c	$58,998
			(280,194)	d
			(161,945)	e
			4,657	f
Restricted cash	5,975	-	-		5,975
Accrued revenues and accounts receivable, net of allowance of $248	115,764	11,065	-		126,829
Related party receivables	143	-	-		143
Other current assets	4,895	6,689	-		11,584
Total current assets	148,081	19,198	36,250		203,529

Property, plant and equipment:
Gas plants and buildings	123,356	-	-		123,356
Gathering and transmission systems	635,627	315,350	66,401	e	1,029,879
			12,501	d
Other property, plant and equipment	93,893	13,609	-		107,502
Construction - in - progress	47,530	43,765	-		91,295
Total property, plant and equipment	900,406	372,724	78,902		1,352,032
Less accumulated depreciation	(91,199)	(29,306)	29,306	e	(91,199)
Property, plant and equipment, net	809,207	343,418	108,208		1,260,833

Other assets:
Intangible assets, net of amortization of $7,879	78,854	-	-		78,854
Other, net of amortization on debt issuance costs of $2,348	12,821	7,314	1,846	c	21,981
Goodwill	94,149	2,138	(2,138)	e	306,142
			208,993	e
			3,000	e
Total other assets	185,824	9,452	211,701		406,977

TOTAL ASSETS	$1,143,112	$372,068	$356,159		$1,871,339

LIABILITIES & PARTNERS' CAPITAL

Current Liabilities:
Accounts payable, accrued cost of gas and accrued liabilities	$117,450	$21,345	$3,000	e	$141,795
Related party payables	17	-	-		17
Escrow payable	5,976	-	-		5,976
Accrued taxes payable	6,146	270	-		6,416
Liabilities from risk management activities	19,872	-	-		19,872
Interest payable	9,069	1,706	(422)	c	8,647
			(1,706)	d
Other current liabilities	1,125	8,248	(1,740)	d	7,633
Total current liabilities	159,655	31,569	(868)		190,356

Long-term liabilities from risk management activities	7,369	-	-		7,369
Other long-term liabilities	15,687	11,259	(11,259)	d	15,687
Long-term debt	455,500	252,988	476,000	c	931,500
			(252,988)	d
Commitments and contingencies

Partners' Capital:
Partners' capital, net of related party receivable of $3,000		76,252	(76,252)	e	-
Common units (42,096,786 units authorized and 40,494,334 units issued and
outstanding at September 30, 2007)	504,512		-		504,512
Subordinated units (19,103,896 units authorized, issued and outstanding
at September 30, 2007)	13,264	-	-		13,264
Class D common units (7,276,506 units authorized, issued and outstanding
at September 30, 2007)	-	-	216,869	e	216,869
General partner interest	11,721	-	4,657	f	16,378
Accumulated other comprehensive loss	(24,596)	-	-		(24,596)
Total partners' capital	504,901	76,252	145,274		726,427

TOTAL LIABILITIES & PARTNERS' CAPITAL	$1,143,112	$372,068	$356,159		$1,871,339

See accompanying notes to unaudited pro forma combined financial statements

Regency Energy Partners LP
Unaudited Pro Forma Combined Statements of Operations
December 31, 2006
(in thousands except unit data and per unit data)

	Pro Forma Partnership	FrontStreet Hugoton	Pro Forma Adjustments		Pro Forma Combined

REVENUE
Gas sales	$565,268	$-	$-		$565,268
NGL sales	265,609	-	-		265,609
Gathering, transportation and other fees, including related party
amount of $2,160	132,443	40,463	-		172,906
Net unrealized and realized loss from risk management activities	(8,883)	-	-		(8,883)
Other	24,398	-	-		24,398
Total revenue	978,835	40,463	-		1,019,298

OPERATING COSTS AND EXPENSES
Cost of gas and liquids including related party expense $1,630	748,371	-	-		748,371
Operation and maintenance	74,579	25,691	-		100,270
General and administrative	31,041	359	-		31,400
Management services termination fee	12,542	-	-		12,542
Transaction expenses	2,041	-	-		2,041
Depreciation and amortization	53,317	6,671	-		59,988
Total operating costs and expenses	921,891	32,721	-		954,612

OPERATING INCOME	56,944	7,742	-		64,686

OTHER INCOME AND DEDUCTIONS
Interest expense, net	(66,939)	-	(905)	g	(67,844)
Equity income	532	-	-		532
Loss on debt refinancing	(10,761)	-	-		(10,761)
Other income and deductions, net	1,111	229	-		1,340

NET INCOME (LOSS)	(19,113)	7,971	(905)		(12,047)
Less:
Net income from January 1-31, 2006	1,564	-	-		1,564
Net income (loss) for partners	(20,677)	7,971	(905)		$(13,611)

General partner's interest	(414)	159	(18)	o	(272)
Beneficial conversion feature for Class C common units	3,587	-	-		3,587

Limited partners' interest	$(23,850)	$7,812	$(887)		$(16,926)

Basic and diluted earnings per unit:
Amount allocated to common and subordinated units	$(22,123)			h	$(15,701)
Weighted average common and subordinated units outstanding	38,959,389				38,959,389
Loss per common and subordinated unit	$(0.57)				$(0.40)
Distributions declared per unit	$0.9417				$0.9417

Amount allocated to Class B common units	$(1,727)			h	$(1,225)
Weighted average Class B common units outstanding	5,173,189				5,173,189
Loss per Class B common unit	$(0.33)				$(0.24)
Distributions declared per unit	$-				$-

Amount allocated to Class C common units	$3,587			h	$3,587
Total Class C common units outstanding	2,857,143				2,857,143
Income per Class C common unit due to beneficial conversion feature	$1.26				$1.26
Distributions declared per unit	$-				$-

Amount allocated to Class D common units	$-				$-
Weighted average Class D common units outstanding	7,276,506				7,276,506
Loss per Class D common unit	$-				$-
Distributions declared per unit	$-				$-

Amount allocated to Class E common units	$-				$-
Weighted average Class E common units outstanding	-				4,701,034
Loss per Class E common unit	$-				$-
Distributions declared per unit	$-				$-

See accompanying notes to unaudited pro forma combined financial statements

Regency Energy Partners LP
Unaudited Pro Forma Combined Statements of Operations
December 31, 2006
(in thousands except unit data and per unit data)

				Pro Forma		Pro Forma
	Partnership	Pueblo	CDM	Adjustments		Partnership

REVENUE
Gas sales	$560,620	$4,648	$-	$-		$565,268
NGL sales	256,672	8,937	-	-		265,609
Gathering, transportation and other fees, including related party
amount of $2,160	63,071	1,682	67,690	-		132,443
Net unrealized and realized loss from risk management activities	(7,709)	(1,174)	-	-		(8,883)
Other	24,211	187	-	-		24,398
Total revenue	896,865	14,280	67,690	-		978,835

OPERATING COSTS AND EXPENSES
Cost of gas and liquids including related party expense $1,630	740,446	7,925	-	-		748,371
Operation and maintenance	39,496	2,321	32,762	-		74,579
General and administrative	22,826	848	8,153	(786)	l	31,041
Management services termination fee	12,542	-	-	-		12,542
Transaction expenses	2,041	-	-	-		2,041
Depreciation and amortization	39,654	1,334	7,311	3,945	j	53,317
				1,073	m
Total operating costs and expenses	857,005	12,428	48,226	4,232		921,891

OPERATING INCOME	39,860	1,852	19,464	(4,232)		56,944

OTHER INCOME AND DEDUCTIONS
Interest expense, net	(37,182)	(264)	(10,928)	(16,171)	i	(66,939)
				(2,394)	k
Equity income	532	-	-	-		532
Loss on debt refinancing	(10,761)	-		-		(10,761)
Other income and deductions, net	307	(242)	108	938	n	1,111

NET INCOME (LOSS)	(7,244)	1,346	8,644	(21,859)		(19,113)
Less:
Net income from January 1-31, 2006	1,564	-	-	-		1,564
Net income (loss) for partners	(8,808)	1,346	8,644	(21,859)		(20,677)

General partner's interest	(176)	27	173	(438)	o	(414)
Beneficial conversion feature for Class C common units	3,587	-	-	-		3,587

Limited partners' interest	$(12,219)	$1,319	$8,471	$(21,421)		$(23,850)

Basic and diluted earnings per unit:
Amount allocated to common and subordinated units	$(11,333)				p	$(22,123)
Weighted average common and subordinated units outstanding	38,207,792					38,959,389
Loss per common and subordinated unit	$(0.30)					$(0.57)
Distributions declared per unit	$0.9417					$0.9417

Amount allocated to Class B common units	$(886)				p	$(1,727)
Weighted average Class B common units outstanding	5,173,189					5,173,189
Loss per Class B common unit	$(0.17)					$(0.33)
Distributions declared per unit	$-					$-

Amount allocated to Class C common units	$3,587					$3,587
Total Class C common units outstanding	2,857,143					2,857,143
Income per Class C common unit due to beneficial conversion feature	$1.26					$1.26
Distributions declared per unit	$-					$-

Amount allocated to Class D common units	$-					$-
Weighted average Class D common units outstanding	-					7,276,506
Loss per Class D common unit	$-					$-
Distributions declared per unit	$-					$-

See accompanying notes to unaudited pro forma combined financial statements

Regency Energy Partners LP
Unaudited Pro Forma Combined Statements of Operations
September 30, 2007
(in thousands except unit data and per unit data)

	Pro Forma Partnership	FrontStreet Hugoton	Pro Forma Adjustments		Pro Forma Combined

REVENUE
Gas sales	$539,542	$-	$-		$539,542
NGL sales	239,479	-	-		239,479
Gathering, transportation and other fees, including related party	-
amount of $1,325	128,307	31,831	-		160,138
Net unrealized and realized loss from risk management activities	(10,800)	-	-		(10,800)
Other	20,476	-	-		20,476
Total revenue	917,004	31,831	-		948,835

OPERATING COSTS AND EXPENSES
Cost of gas and liquids, including related party amount of $13,829	698,595	-	-		698,595
Operation and maintenance	69,554	19,226	-		88,780
General and administrative	41,934	289	-		42,223
Loss (gain) on sale of assets	1,513	-	-		1,513
Depreciation and amortization	49,453	4,480	-		53,933
Total operating costs and expenses	861,049	23,995	-		885,044

OPERATING INCOME	55,955	7,836	-		63,791

OTHER INCOME AND DEDUCTIONS
Interest expense, net	(68,910)	-	(770)	s	(69,680)
Loss on debt refinancing	(21,200)	-	-		(21,200)
Other income and deductions, net	988	56	-		1,044

NET INCOME (LOSS) BEFORE INCOME TAXES	(33,167)	7,892	(770)		(26,045)

Income tax expense (benefit)	47	-	-		47

NET INCOME (LOSS) FOR PARTNERS	(33,214)	7,892	(770)		(26,092)

General partner's interest	(664)	158	(15)	o	(522)
Beneficial conversion feature for Class C common units	1,385	-	-		1,385

Limited partners' interest	$(33,935)	$7,734	$(755)		$(26,955)

Basic and diluted earnings per unit:
Amount allocated to common and subordinated units	$(33,935)			t	$(26,955)
Weighted average common and subordinated units outstanding	48,557,198				48,557,198
Loss per common and subordinated unit	$(0.70)				$(0.56)
Distributions declared per unit	$1.13				$1.13

Amount allocated to Class B common units	$-				$-
Weighted average Class B common units outstanding	871,673				871,673
Loss per Class B common unit	$-				$-
Distributions declared per unit	$-				$-

Amount allocated to Class C common units	$1,385				$1,385
Total Class C common units outstanding	2,857,143				2,857,143
Income per Class C common unit due to beneficial conversion feature	$0.48				$0.48
Distributions declared per unit	$-				$-

Amount allocated to Class D common units	$-				$-
Weighted average Class D common units outstanding	7,276,506				7,276,506
Loss per Class D common unit	$-				$-
Distributions declared per unit	$-				$-

Amount allocated to Class E common units	$-				$-
Weighted average Class E common units outstanding	-				4,701,034
Loss per Class E common unit	$-				$-
Distributions declared per unit	$-				$-

See accompanying notes to unaudited pro forma combined financial statements

Regency Energy Partners LP
Unaudited Pro Forma Combined Statements of Operations
September 30, 2007
(in thousands except unit data and per unit data)

				Pro Forma		Pro Forma
	Partnership	Pueblo	CDM	Adjustments		Partnership

REVENUE
Gas sales	$538,360	$1,182	$-	$-		$539,542
NGL sales	237,382	2,097	-	-		239,479
Gathering, transportation and other fees, including related party
amount of $1,325	58,017	411	69,879	-		128,307
Net unrealized and realized loss from risk management activities	(10,798)	(2)	-	-		(10,800)
Other	20,443	33	-	-		20,476
Total revenue	843,404	3,721	69,879	-		917,004

OPERATING COSTS AND EXPENSES
Cost of gas and liquids, including related party amount of $13,829	696,644	1,951	-	-		698,595
Operation and maintenance	34,409	632	34,513	-		69,554
General and administrative	32,962	321	8,848	(197)	x	41,934
Loss (gain) on sale of assets	1,562	-	(49)	-		1,513
Depreciation and amortization	37,475	333	8,417	2,959	v	49,453
				269	r
Total operating costs and expenses	803,052	3,237	51,729	3,031		861,049

OPERATING INCOME	40,352	484	18,150	(3,031)		55,955

OTHER INCOME AND DEDUCTIONS
Interest expense, net	(41,740)	(15)	(13,458)	(12,947)	u	(68,910)
				(750)	w
Loss on debt refinancing	(21,200)	-	-	-		(21,200)
Other income and deductions, net	985	(160)	163	-		988

NET INCOME (LOSS) BEFORE INCOME TAXES	(21,603)	309	4,855	(16,728)		(33,167)

Income tax expense (benefit)	65	-	270	(288)	q	47

NET INCOME (LOSS) FOR PARTNERS	(21,668)	309	4,585	(16,440)		(33,214)

General partner's interest	(433)	6	92	(329)	o	(664)
Beneficial conversion feature for Class C common units	1,385	-	-	-		1,385

Limited partners' interest	$(22,620)	$303	$4,493	$(16,111)		$(33,935)

Basic and diluted earnings per unit:
Amount allocated to common and subordinated units	$(22,620)				t	$(33,935)
Weighted average common and subordinated units outstanding	48,306,666					48,557,198
Loss per common and subordinated unit	$(0.47)					$(0.70)
Distributions declared per unit	$1.13					$1.13

Amount allocated to Class B common units	$-					$-
Weighted average Class B common units outstanding	871,673					871,673
Loss per Class B common unit	$-					$-
Distributions declared per unit	$-					$-

Amount allocated to Class C common units	$1,385					$1,385
Total Class C common units outstanding	2,857,143					2,857,143
Income per Class C common unit due to beneficial conversion feature	$0.48					$0.48
Distributions declared per unit	$-					$-

Amount allocated to Class D common units	$-					$-
Weighted average Class D common units outstanding	-					7,276,506
Loss per Class D common unit	$-					$-
Distributions declared per unit	$-					$-

See accompanying notes to unaudited pro forma combined financial statements

Regency Energy Partners LP
Notes to Unaudited Pro Forma Combined Financial Statements

The following notes discuss the columns presented and the entries made to the unaudited pro forma combined financial statements.

Partnership
This column represents the historical consolidated balance sheet as of September 30, 2007 and related statements of operations of the Partnership for the year ended of December 31, 2006 and nine months ended September 30, 2007.  The September 30, 2007 financial statements were derived from our unaudited financial statements as reported in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2007.  The December 31, 2006 statement of operations was derived from our audited financial statements as reported in our Annual Report on Form 10-K for the year ended December 31, 2006.

FrontStreet
This column represents the historical consolidated financial statements of FrontStreet that have been derived from its financial statements included in this Current Report at Exhibit 99.2 and Exhibit 99.3.

Pueblo
This column represents the historical consolidated statements of operations of Pueblo Midstream Gas Corporation that have been derived from our Amended Current Reports on Form 8-K/As filed on May 11, 2007 and June 12, 2007.  The historical statements of operations for the Partnership included in this Amended Current Report on Form 8-K/A do not include the effects of our Pueblo acquisition for the year ended December 31, 2006 and the three months ended March 31, 2007.  As such, the historical statements of operations and related pro forma footnotes of Pueblo for those periods are included in this Amended Current Report on Form 8-K/A.

CDM
This column represents the historical consolidated financial statements of CDM Resource Management Predecessor that have been derived from our Amended Current Reports on Form 8-K/As filed on February 12, 2008.  The historical statements of operations for the Partnership included in this Amended Current Report on Form 8-K/A do not include the effects of our CDM acquisition for the year ended December 31, 2006 and the nine months ended September 30, 2007.  As such, the historical statements of operations and related pro forma footnotes of CDM for those periods are included in this Amended Current Report on Form 8-K/A.

Pro Forma Adjustment Explanations

a. Represents cash borrowed against our revolving credit facility of $11,752,000 as partial consideration for our FrontStreet acquisition.

b. Represents payment of cash to sellers of $11,752,000 as partial consideration for our FrontStreet acquisition and the elimination of FrontStreet’s members’ equity.  The offsetting entry is a reduction to the Class E common units issued as partial consideration for the FrontStreet acquisition.  This valuation of the Class E common units is necessary as this acquisition involves entities under common control, and we are required to account for the transaction in a manner similar to a pooling of interests.

c. Represents the $476,000,000 borrowed under the Partnership’s credit facility as partial consideration for our CDM acquisition, exclusive of debt issuance costs of $1,846,000 and payment of accrued interest of $422,000.

d. Represents the payoff of CDM’s long-term debt ($252,988,000), short-term capital lease obligations ($1,740,000), long-term capital lease obligations ($11,259,000), related interest payable ($1,706,000) and the purchase of certain assets leased under operating leases ($12,501,000).

e. Represents the preliminary allocation of the excess of the consideration given over the book value of assets.  Management will initiate a detailed valuation study, which could result in a different allocation.  For example, we may identify intangible assets, or determine that the amount allocable to property, plant and equipment should increase or decrease.  This preliminary allocation includes estimated direct transaction costs of $3,000,000 associated with our purchase of CDM.

The purchase price of CDM as reflected in the accompanying pro forma balance sheet was calculated as follows (in thousands):
Cash to CDM Partners	$161,945
Cash to fund capital lease buyouts	12,999
Cash to fund operating lease buyouts	12,501
Class D common units	216,869
CDM liabilities paid	254,694
Total purchase price	$659,008

This total purchase price was preliminarily allocated to the following assets (in thousands):
Current assets	$19,198
Property, plant and equipment	451,626
Other receivables	4,492
Other assets, net	2,822
Goodwill	208,993
Current liabilities	(28,123)
Total	$659,008

f. Represents general partner contribution to maintain 2 percent general partner interest.

g. Represents annual interest expense of $905,000 based on the $11,752,000 we borrowed as partial consideration for our FrontStreet acquisition, applying the Partnership’s 7.7 percent cost of debt in 2006.

h. Represents the allocation of the limited partners' share of the incremental net loss associated with the pro forma adjustments on the basis of distributions received with common and subordinated unitholders receiving 92.76 percent and Class B common unitholders receiving 7.24 percent.

i. Represents the incremental interest expense related to CDM, applying the Partnership’s 7.7 percent cost of debt in 2006 to incremental borrowings of $210,013,000.

j. Represents the incremental depreciation expense on the increased book value of property plant and equipment, applying straight-line depreciation over a twenty year property life based on the preliminary allocation of the purchase price as noted in item “e” above.  If, after the completion of the detailed valuation study, the amount allocated to goodwill increases by $1,000,000 and the estimated useful lives of the depreciable assets were to remain at twenty years, annual depreciation and amortization expense would decrease by $50,000.

k. Represents the incremental interest expense related to Pueblo, applying the Partnership’s 7.7 percent cost of debt in 2006 to borrowings of $34,513,000 to fund the cash payment associated with our Pueblo acquisition.

l. Represents the cessation of management oversight fees paid to the previous owner in 2006 by Pueblo.

m. Represents the incremental depreciation expense for Pueblo on the $24,124,000 increase in book value of property plant and equipment, applying straight-line depreciation over fifteen and twenty year property lives based on the preliminary allocation of the purchase price.  If the amount allocated to goodwill increases by $1,000,000 and the estimated useful lives of the depreciable assets were to remain at twenty years, annual depreciation and amortization expense would decrease by $50,000.

n. Represents the total of the incremental Pueblo income statement items, multiplied by the statutory tax rate of 35 percent, as Pueblo is a taxable corporation.

o. Represents the general partner's share of the incremental net loss associated with pro forma adjustments.

p. Represents the allocation of the limited partners' share of the incremental net loss associated with the pro forma adjustments on the basis of distributions received with common and subordinated unitholders receiving 92.76 percent and Class B common unitholders receiving 7.24 percent.

q. Represents the total of the incremental Pueblo income statement items, multiplied by the statutory tax rate of 35 percent, as Pueblo is a taxable corporation.

r. Represents the incremental depreciation expense for Pueblo on the $24,124,000 increase in book value of property, plant and equipment, applying straight-line depreciation over fifteen and twenty year property lives based on the preliminary allocation of the purchase price. If the amount allocated to goodwill increases by $1,000,000 and the estimated useful lives of the depreciable assets were to remain at twenty years, annual depreciation and amortization expense would decrease by $50,000.

s. Represents incremental interest expense based on the $11,752,000 we borrowed as partial consideration for our FrontStreet acquisition, applying the Partnership’s 8.74 percent cost of debt in the nine months ended September 30, 2007.

t. As the Class B, C, D, and E common units did not participate in earnings or distributions in 2007, the common and subordinated units were allocated all pro forma losses.

u. Represents the incremental interest expense related to CDM, applying the Partnership’s 8.22 percent cost of debt in the nine months ending September 30, 2007 to incremental borrowings of $210,013,000.

v. Represents the incremental depreciation expense on the increased book value of property, plant and equipment, applying straight-line depreciation over a twenty year property life based on the preliminary allocation of the purchase price as noted in item “e” above. If, after the completion of the detailed valuation study, the amount allocated to goodwill increases by $1,000,000 and the estimated useful lives of the depreciable assets were to remain at twenty years, annual depreciation and amortization expense would decrease by $50,000.

w. Represents the incremental interest expense related to Pueblo, applying the Partnership’s 8.78 percent cost of debt in the three months ending March 31, 2007 to borrowings of $34,844,000 to fund the cash payment associated with our Pueblo acquisition.

x. Represents the cessation of management oversight fees paid to the previous owner by Pueblo in 2007.